Item 1: Report to Shareholders

Capital Opportunity Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The U.S. stock market extended its winning streak in 2007, advancing for the fifth consecutive year. However, the year started better than it ended—after a solid rally in the first half of the year, stocks were buffeted by a slowing economy and a meltdown in the subprime lending industry over the last six months, leading to increased market volatility and sharp declines in several sectors of the market. In the end, the broad stock indexes held up well enough to post moderate gains for the full year, although it was a narrow market with poor liquidity and high volatility, especially in the final quarter.

In this environment, your fund performed in line with the broader market and its peer group. The Capital Opportunity Fund returned 5.64% in 2007, just ahead of the S&P 500 Stock Index but behind the Lipper Large-Cap Core Funds Index. (Returns for Advisor and R Class shares vary due to their different fee structures.) Reflecting the challenging environment in the second half of the year, the fund returned –1.66% over the last six months, trailing both the index and the Lipper group. The fund’s overall outperformance of the S&P 500 for the year was driven by stock selection in several sectors of the market, most notably financials and utilities.

HIGHLIGHTS

• U.S. large-cap stocks ended the year with modest gains, despite weakness in the second half due to fears of a slowing economy and the collapse of subprime lending.

• The Capital Opportunity Fund outpaced the S&P 500 Stock Index for the year ended December 31, 2007, but lagged for the most recent six months.

• Stock selection was the key to the fund’s outperformance for the year, especially in the financials sector, while our industrials and business services holdings were less successful.

• In the challenging environment ahead, careful security selection is likely to play a key role. We will continue to emphasize rigorous research to uncover companies that we believe have the greatest potential for capital appreciation, while maintaining sector weightings in line with those of the S&P 500.

MARKET ENVIRONMENT

The U.S. economy continued to slow gradually in 2007. After peaking in 2004 at 3.6%, U.S. economic growth (as measured by gross domestic product) fell to 3.1% in 2005 and 2.9% in 2006. When all is said and done, growth in 2007 is expected to be between 2% and 2.5% and is likely to be even lower in 2008. The deterioration in the housing market was the primary factor restraining economic growth, but weakness in consumer spending and, more recently, job growth also muted economic activity. Meanwhile, inflation continued to rise, thanks to higher energy, commodity, and food prices.

The most significant factor affecting stock market performance in 2007, however, was the collapse of the subprime mortgage market and the subsequent fallout. Prior to that, the stock market enjoyed a steady ride upward as corporate earnings growth decelerated but exceeded expectations, and merger and leveraged buyout activity remained robust.

When the subprime mess reached meltdown status in July, tighter lending standards and a shift toward risk aversion caused the credit markets to seize up. The ensuing credit crunch and lack of liquidity led to significant declines in the value of many mortgage-related securities. A growing number of banks and financial companies took substantial losses from mortgages or structured securities related to the subprime sector. The impact of the subprime debacle on the economy was severe enough to prompt the Federal Reserve to cut its discount rate in August and lower its federal funds rate three times in the last four months of the year.

Not surprisingly, the stock market grew increasingly volatile in the last half of the year. The broad stock indexes plunged between mid-July and mid-August, rebounded in September, and approached record highs in October, then reversed course again in November, falling through the end of the year. Despite finishing the year on a down note, stocks generally advanced in 2007. Large-cap stocks delivered the best returns, while small-cap issues lagged. Growth stocks outperformed value shares across all market capitalizations for the first time in seven years.

Rising commodity prices continued to drive sector performance as the energy, utilities, and materials sectors delivered the best returns in 2007. Just two sectors of the market—financials, hurt by the subprime fiasco, and consumer discretionary, weighed down by a slowing economy—declined for the year, with both suffering double-digit losses.

PORTFOLIO REVIEW

Financial stocks comprised the largest sector weighting in your fund (17% of assets as of December 31, 2007). As in the broader market, financials were the worst-performing sector in the portfolio; six of the 10 worst absolute contributors came from this sector, and all of them were adversely affected to some degree by the subprime crisis. Diversified financial services firm Citigroup was by far the biggest negative contributor in the portfolio, particularly over the last six months as the company fired its CEO after reporting mortgage losses that were much larger than expected. Countrywide Financial, the nation’s largest mortgage lender, also fell sharply as write-downs from its subprime mortgage exposure and the credit crunch forced the company to get a cash infusion from Bank of America, another portfolio holding. Other noteworthy decliners included investment bank Merrill Lynch and government-sponsored mortgage lender Freddie Mac. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

However, the financials sector was also where our stock selection worked best, helping our financials holdings outperform those in the S&P 500. For the most part, we avoided many of the commercial banks and thrifts that were hit hardest by the subprime debacle, while emphasizing capital markets firms and insurers that were less exposed to the ongoing problems. One of the best contributors was trust bank State Street, which benefited from the strength of its custodial and asset-servicing businesses, as well as the successful integration of a significant acquisition. Insurance company AON also performed well as its new management team focused on strengthening its balance sheet, reducing expenses, and buying back shares.

Stock selection also added value in the three smallest sectors of the portfolio—utilities, materials, and telecommunication services (a combined 10.5% of assets at the end of 2007)—all of which generated robust absolute returns as well. In the utilities sector, electric utilities PPL, based in Pennsylvania, and Entergy, based in Louisiana, performed well as improving results in their unregulated supply businesses contributed substantially to earnings. Canadian telecom provider Rogers Communications was the best contributor in the telecom sector, profiting from favorable results from its wireless division, while wireless tower operator Crown Castle International benefited from healthy demand and an acquisition that produced a sequential increase in profit margins. Finally, the materials sector was driven largely by metals and mining stocks, which rallied as metals prices surged for most of the year. The best contributors were British mining concern Rio Tinto and Canadian gold mining company Barrick Gold.

The best-performing sector on an absolute basis was energy (13% of the portfolio at the end of the period) as the price of oil surged 58% in 2007. Three of the top 10 absolute contributors were energy stocks, including the portfolio’s best contributor and largest holding, ExxonMobil. The oil production and refining giant enjoyed increased demand and higher refining margins as gasoline prices rose. Other top contributors included energy services provider Schlumberger and oil producer Chevron.

Four of the 10 best individual contributors came from the information technology sector (17% of the portfolio as of December 31), which was second only to energy in its positive impact on absolute results. New products were the key to several of the top performers—Apple introduced its brand new iPhone, as well as updated versions of the iPod media player; Microsoft found success with its new Vista operating system, an upgrade to its Office software suite, and the latest Xbox gaming platform; and Juniper Networks launched several new network infrastructure products that boosted sales and earnings for the company in 2007. The other top contributor was Google, which remained the leader in online search and advertising.

Stock selection was the least successful in the industrials and business services sector (11% of the portfolio at year-end), though absolute returns in the sector were solid. Industrial conglomerate Tyco International spent much of the year restructuring by spinning off some businesses and acquiring other complementary units, but the costs related to this restructuring, combined with a hefty lawsuit settlement, weighed on the company’s earnings. Discount airline Southwest Airlines struggled with higher fuel costs and declining traffic, causing the company to cut some of its planned expansion.

Other notable holdings in the portfolio included Internet retailer Amazon.com, which was the single stock that contributed the most to our outperformance of the S&P 500 in 2007. Amazon repeatedly raised earnings forecasts as sales rose sharply and profit margins expanded. The yin to Amazon’s yang was chipmaker Advanced Micro Devices, which was our worst stock pick for the year. After gaining market share on rival Intel in 2006, AMD dealt with higher operating expenses, product delays, and difficulty absorbing a major acquisition in 2007.

OUTLOOK

The stock market faces some hurdles as we move into 2008. The corrosion in the housing and mortgage sectors has increased the potential for a recession in the coming year. The Fed is likely to continue cutting short-term interest rates in an effort to prevent an economic downturn, though the central bank must walk a fine line to keep inflation from rising beyond already elevated levels. In addition, the latest quarterly profit reports are expected to show the first quarterly decline in more than five years.

In this challenging environment, careful security selection will play a more significant role. We will continue to emphasize rigorous research and comprehensive analysis as we seek out companies that we believe have the greatest potential for capital appreciation, while maintaining sector weightings in line with those of the S&P 500. We believe this approach will serve investors well over the long term.

Respectfully submitted,

Anna M. Dopkin
President of the fund and chairman of its Investment Advisory Committee

January 17, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡	12/31/04	12/31/03
NET ASSET VALUE					
Beginning of period	$ 15.89	$ 13.85	$ 13.31	$ 12.03	$ 9.23
Investment activities					
Net investment income	0.16	0.16	0.10	0.09	0.03
Net realized and unrealized gain	0.73	2.03	0.51	1.28	2.81
Total from investment activities	0.89	2.19	0.61	1.37	2.84
Distributions					
Net investment income	(0.15)	(0.15)	(0.07)	(0.09)	(0.04)
Net realized gain	(0.45)	–	–	–	–
Total distributions	(0.60)	(0.15)	(0.07)	(0.09)	(0.04)
NET ASSET VALUE					
End of period	$ 16.18	$ 15.89	$ 13.85	$ 13.31	$ 12.03

Ratios/Supplemental Data

Total return^	5.64%	15.81%	4.58%	11.39%	30.78%
Ratio of total expenses to average net assets	0.74%	0.78%	1.02%	1.20%	1.41%
Ratio of net investment income to average net assets	0.97%	1.08%	0.76%	0.76%+	0.30%
Portfolio turnover rate	53.9%	52.5%	46.2%	44.3%	47.5%
Net assets, end of period (in thousands)	$ 252,581	$ 227,286	$ 177,252	$ 91,969	$ 75,835

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Includes the effect of a one-time special dividend (0.35% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

R Class

	Year Ended 12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE			
Beginning of period	$ 15.91	$ 13.86	$ 13.31
Investment activities			
Net investment income	0.06*	0.07*	0.05
Net realized and unrealized gain	0.73	2.03	0.52
Total from investment activities	0.79	2.10	0.57
Distributions			
Net investment income	(0.08)	(0.05)	(0.02)
Net realized gain	(0.45)	–	–
Total distributions	(0.53)	(0.05)	(0.02)
NET ASSET VALUE			
End of period	**$ 16.17**	**$ 15.91**	**$ 13.86**

Ratios/Supplemental Data

Total return^	5.00%*	15.15%*	4.28%
Ratio of total expenses to average net assets	1.35%*	1.35%*	1.35%
Ratio of net investment income to average net assets	0.38%*	0.51%*	0.40%
Portfolio turnover rate	53.9%	52.5%	46.2%
Net assets, end of period (in thousands)	$ 493	$ 300	$ 261

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.35 % contractual expense limitation in effect through 4/30/08.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.9%		
CONSUMER DISCRETIONARY 8.8%		
Auto Components 0.1%		
Johnson Controls	4,000	144
		144
Automobiles 0.3%		
Ford Motor (1)	59,700	402
Harley-Davidson	5,600	261
		663
Diversified Consumer Services 0.4%		
Apollo Group, Class A (1)	1,600	112
H&R Block	44,000	817
		929
Hotels, Restaurants & Leisure 1.4%		
Carnival	8,800	391
Harrah's Entertainment	3,300	293
International Game Technology	26,800	1,177
Marriott, Class A	20,700	707
Melco PBL Entertainment, ADR (1)	38,300	443
MGM Mirage (1)	3,400	286
Starbucks (1)	10,200	209
Wyndham Worldwide	5,500	130
		3,636
Household Durables 0.4%		
D. R. Horton	11,800	155
Fortune Brands	2,900	210
Harman International	2,700	199
KB Home	10,700	231
Lennar, Class A	10,600	190
Newell Rubbermaid	4,700	122
		1,107

Internet & Catalog Retail 0.7%		
Amazon.com (1)	16,300	1,510
Expedia (1)	11,300	357
		1,867
Leisure Equipment & Products 0.1%		
Hasbro	10,900	279
		279
Media 2.4%		
Cablevision Systems, Class A (1)	7,500	184
Disney	34,900	1,127
EchoStar Communications, Class A (1)	6,300	238
Lamar Advertising, Class A	7,900	380
McGraw-Hill	8,100	355
Meredith	2,900	159
News Corp., Class A	51,500	1,055
Omnicom	10,700	508
Scripps, Class A	5,900	265
Shaw Communications, Class B	21,400	507
Time Warner	50,400	832
Time Warner Cable, Class A (1)	19,700	544
		6,154
Multiline Retail 1.0%		
Kohl's (1)	31,600	1,447
Target	21,440	1,072
		2,519
Specialty Retail 1.7%		
Bed Bath & Beyond (1)	39,900	1,173
Best Buy	2,325	123
Home Depot	44,740	1,205
Lowe's	31,960	723
Ross Stores	11,500	294

Sherwin-Williams	2,000	116
TJX	26,000	747
		4,381
Textiles, Apparel & Luxury Goods 0.3%		
Coach (1)	12,900	394
Nike, Class B	3,900	251
		645
Total Consumer Discretionary		22,324
CONSUMER STAPLES 9.4%		
Beverages 2.3%		
Anheuser-Busch	24,075	1,260
Coca-Cola	32,640	2,003
PepsiCo	32,365	2,457
		5,720
Food & Staples Retailing 2.5%		
Costco Wholesale	10,200	711
CVS Caremark	36,439	1,448
Kroger	7,100	190
SUPERVALU	5,900	221
Sysco	16,300	509
Wal-Mart	54,260	2,579
Walgreen	14,700	560
Whole Foods Market	3,500	143
		6,361
Food Products 1.2%		
Archer-Daniels-Midland	6,600	306
Campbell Soup	3,500	125
ConAgra	13,900	331
General Mills	15,055	858

Kraft Foods, Class A	43,887	1,432
		3,052
Household Products 2.5%		
Clorox	11,000	717
Colgate-Palmolive	5,785	451
Kimberly-Clark	6,100	423
Procter & Gamble	65,261	4,791
		6,382
Personal Products 0.4%		
Avon	20,000	791
Estee Lauder, Class A	5,100	222
		1,013
Tobacco 0.5%		
Altria Group	18,410	1,392
		1,392
Total Consumer Staples		23,920
ENERGY 13.0%		
Energy Equipment & Services 3.2%		
Baker Hughes	14,920	1,210
BJ Services	13,280	322
FMC Technologies (1)	13,580	770
Grant Prideco (1)	13,600	755
Nabors Industries (1)	5,300	145
Schlumberger	39,480	3,884
Transocean (1)	7,583	1,086
		8,172
Oil, Gas & Consumable Fuels 9.8%		
Arch Coal	8,500	382
Chevron	26,972	2,517

ConocoPhillips	21,220	1,874
CONSOL Energy	10,300	737
Devon Energy	7,400	658
EOG Resources	7,340	655
ExxonMobil	120,928	11,330
Murphy Oil	13,000	1,103
Occidental Petroleum	11,760	905
Peabody Energy	9,600	592
Spectra Energy	32,500	839
Sunoco	13,200	956
Total, ADR	11,560	955
Valero Energy	9,200	644
XTO Energy	11,750	603
		24,750
Total Energy		32,922

FINANCIALS 17.1%

Capital Markets 3.7%

Ameriprise Financial	3,600	198
Bank of New York Mellon	25,200	1,229
Bear Stearns	1,000	88
Federated Investors, Class B	8,700	358
Franklin Resources	4,000	458
Goldman Sachs	7,700	1,656
Lazard, Class A	5,900	240
Lehman Brothers	13,000	851
Merrill Lynch	22,700	1,219
Morgan Stanley	27,700	1,471
Northern Trust	3,100	237
Och-Ziff Capital Management (1)	14,800	389
State Street	12,400	1,007
		9,401

Commercial Banks 2.5%		
First Horizon National	21,000	381
Marshall & Ilsley	16,100	426
PNC Financial Services Group	6,500	427
SunTrust	13,300	831
Synovus Financial (1)	15,500	158
U.S. Bancorp	44,600	1,416
Wachovia	16,000	608
Wells Fargo	68,400	2,065
		6,312
Consumer Finance 0.6%		
American Express	12,900	671
Capital One Financial	14,200	671
SLM Corporation	8,200	165
		1,507
Diversified Financial Services 4.5%		
Bank of America	55,996	2,310
CIT Group	17,300	416
Citigroup	115,300	3,394
CME Group	1,420	974
Interactive Brokers, Class A (1)	9,000	291
IntercontinentalExchange (1)	1,500	289
JPMorgan Chase	80,800	3,527
Moody's	7,100	254
		11,455
Insurance 4.4%		
ACE Limited	11,600	717
American International Group	61,000	3,556
Aon	12,800	610
Assurant	5,600	375
Genworth Financial, Class A	22,300	568

Hartford Financial Services	7,000	610
Lincoln National	12,300	716
Loews	7,800	393
Marsh & McLennan	9,200	243
MetLife	21,500	1,325
Progressive Corporation	12,700	243
Prudential Financial	12,100	1,126
The Travelers Companies	11,659	627
		11,109
Real Estate Investment Trusts (REITs) 0.9%		
Boston Properties, REIT	5,300	487
Equity Residential, REIT	12,900	470
ProLogis, REIT	7,900	501
Simon Property Group, REIT	9,300	808
		2,266
Real Estate Management & Development 0.0%		
Forestar Real Estate Group (1)	700	16
		16
Thrifts & Mortgage Finance 0.5%		
Countrywide Financial	38,500	344
Freddie Mac	23,000	784
Guaranty Financial (1)	700	11
Washington Mutual	7,900	108
		1,247
Total Financials		43,313
HEALTH CARE 12.3%		
Biotechnology 1.4%		
Amgen (1)	24,200	1,124
Celgene (1)	13,500	624
Cephalon (1)	1,900	136

Genentech (1)	1,890	127
Genzyme (1)	3,000	223
Gilead Sciences (1)	26,160	1,204
		3,438
Health Care Equipment & Supplies 2.3%		
Alcon	2,000	286
Baxter International	10,000	581
Becton, Dickinson and Company	5,600	468
C.R. Bard	4,600	436
Covidien	25,950	1,149
Medtronic	30,100	1,513
St. Jude Medical (1)	15,800	642
Stryker	5,000	374
Zimmer Holdings (1)	5,400	357
		5,806
Health Care Providers & Services 2.3%		
Aetna	12,100	698
Cardinal Health	13,600	785
CIGNA	8,500	457
Humana (1)	5,700	429
Laboratory Corporation of America (1)	5,200	393
McKesson	6,100	400
Medco (1)	3,500	355
UnitedHealth Group	19,000	1,106
WellPoint (1)	14,100	1,237
		5,860
Life Sciences Tools & Services 0.4%		
Applera	5,900	200
Millipore (1)	2,000	147
Thermo Fisher Scientific (1)	10,700	617
		964

Airlines 0.2%		
Southwest Airlines	44,800	547
		547
Building Products 0.1%		
Masco	11,200	242
		242
Commercial Services & Supplies 0.6%		
Allied Waste Industries (1)	60,100	662
Avery Dennison	6,800	362
Republic Services	8,300	260
Robert Half International	4,240	115
		1,399
Construction & Engineering 0.2%		
Fluor	1,800	262
Foster Wheeler (1)	1,400	217
Quanta Services (1)	3,900	103
		582
Electrical Equipment 0.1%		
Cooper Industries, Class A	4,600	243
		243
Industrial Conglomerates 3.9%		
3M	13,000	1,096
GE	203,400	7,540
McDermott International (1)	2,200	130
Tyco International	28,650	1,136
		9,902
Machinery 1.7%		
Danaher	13,700	1,202
Dover	8,200	378

Illinois Tool Works	5,300	284
Ingersoll-Rand, Class A	19,200	892
Joy Global	6,700	441
PACCAR	6,200	338
Terex (1)	11,400	747
		4,282
Road & Rail 0.5%		
Canadian National Railway	4,600	216
Norfolk Southern	19,000	958
Union Pacific	1,000	126
		1,300
Trading Companies & Distributors 0.1%		
Fastenal	3,500	141
		141
Total Industrials & Business Services		27,329
INFORMATION TECHNOLOGY 17.0%		
Communications Equipment 2.8%		
Alcatel-Lucent, ADR	58,796	430
Cisco Systems (1)	56,200	1,521
Corning	51,300	1,231
JDS Uniphase (1)	16,200	215
Juniper Networks (1)	34,100	1,132
Motorola	61,500	987
QUALCOMM	39,200	1,543
		7,059
Computers & Peripherals 4.3%		
Apple (1)	12,900	2,555
Dell (1)	82,200	2,015
EMC (1)	39,900	739
Hewlett-Packard	55,600	2,807

IBM	12,800	1,384
Network Appliance (1)	12,400	309
Seagate Technology	14,400	367
Sun Microsystems (1)	44,275	803
		10,979
Electronic Equipment & Instruments 0.6%		
Agilent Technologies (1)	7,900	290
Flextronics (1)	18,900	228
Tyco Electronics	27,450	1,019
		1,537
Internet Software & Services 2.2%		
eBay (1)	7,200	239
Google, Class A (1)	5,500	3,803
Monster Worldwide (1)	12,800	415
VeriSign (1)	17,600	662
Yahoo! (1)	17,100	398
		5,517
IT Services 0.8%		
Accenture, Class A	16,130	581
Automatic Data Processing	14,350	639
Electronic Data Systems	16,800	348
Total System Service (1)(5)	7,502	216
Western Union	16,700	406
		2,190
Semiconductor & Semiconductor Equipment 2.5%		
Advanced Micro Devices (1)	145,600	1,092
Applied Materials	46,000	817
ASML Holding, ADR	8,255	258
Broadcom, Class A (1)	19,300	505
Intel	34,400	917
Marvell Technology Group (1)	86,500	1,209

Maxim Integrated Products	18,600	493
Xilinx	45,600	997
		6,288
Software 3.8%		
Electronic Arts (1)	6,200	362
Intuit (1)	18,300	579
Microsoft	177,700	6,326
Oracle (1)	55,900	1,262
Red Hat (1)	52,100	1,086
		9,615
Total Information Technology		43,185
MATERIALS 2.9%		
Chemicals 1.4%		
Dow Chemical	12,700	501
DuPont	13,100	578
Monsanto	9,000	1,005
Praxair	13,700	1,215
Sigma Aldrich	2,200	120
		3,419
Containers & Packaging 0.0%		
Temple-Inland	4,700	98
		98
Metals & Mining 1.2%		
Allegheny Technologies	2,900	251
Barrick Gold	3,300	139
Freeport-McMoRan Copper & Gold	13,444	1,377
Nucor	11,000	651
Rio Tinto, ADR	1,300	546
		2,964

Reliant Energy (1)	16,500	433
		5,067
Independent Power Producers & Energy Traders 1.0%		
AES (1)	45,800	979
Constellation Energy Group	6,800	697
Dynegy, Class A (1)	58,500	418
NRG Energy (1)	12,500	542
		2,636
Multi-Utilities 1.0%		
CenterPoint Energy	14,400	247
NiSource	4,900	93
Public Service Enterprise	11,100	1,090
Sempra Energy	11,300	699
Teco Energy	23,100	397
		2,526
Total Utilities		10,229
Total Common Stocks (Cost $214,696)		250,848
SHORT-TERM INVESTMENTS 0.7%		
Money Market Funds 0.7%		
T. Rowe Price Government Reserve Investment Fund, 3.07% (2)(3)	1,696,536	1,697
		1,697
U.S. Treasury Obligations 0.0%		
U.S. Treasury Bills, 3.202%, 6/19/08 (4)	110,000	108
		108
Total Short-Term Investments (Cost $1,805)		1,805

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/07	12/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,323	$ 2,085
Net realized gain	12,574	6,215
Change in net unrealized gain (loss)	(2,016)	20,920
Increase in net assets from operations	12,881	29,220
Distributions to shareholders		
Net investment income		
Investor Class	(2,272)	(2,027)
Advisor Class	(4)	(2)
R Class	(3)	(1)
Net realized gain		
Investor Class	(6,816)	–
Advisor Class	(15)	–
R Class	(13)	–
Decrease in net assets from distributions	(9,123)	(2,030)
Capital share transactions*		
Shares sold		
Investor Class	55,553	52,570
Advisor Class	230	222
R Class	191	–
Distributions reinvested		
Investor Class	6,733	906
Advisor Class	19	2
R Class	15	1
Shares redeemed		
Investor Class	(40,765)	(30,552)
Advisor Class	(34)	(183)
R Class	(7)	–
Increase in net assets from capital share transactions	21,935	22,966
Net Assets		
Increase during period	25,693	50,156
Beginning of period	227,930	177,774
End of period	**$ 253,623**	**$ 227,930**
Undistributed net investment income	63	57

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund—Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund—R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the year ended December 31, 2007.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the year ended December 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $142,035,000 and $127,687,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2007, the fund utilized $4,407,000 of capital loss carryforwards.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $216,501,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

Each class is also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $10,000 were reimbursed by the manager during the year ended December 31, 2007. Including these amounts, expenses previously reimbursed by the manager in the amount of $22,000 remain subject to repayment at December 31, 2007. For the year ended December 31, 2007, the Investor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $153,000 for Price Associates, $159,000 for T. Rowe Price Services, Inc., and $9,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,227,569 shares of the Investor Class, 19,631 shares of the Advisor Class, and 19,494 shares of the R Class, aggregating 8% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $710,000 from short-term capital gains,

• $6,580,000 from long-term capital gains which was subject to the 15% rate gains category.

For taxable non-corporate shareholders, $3,034,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $3,034,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1994	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1994	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services, Marsh
2003	Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05), Eli Lilly
and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[121]	Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1994
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly intern, T. Rowe Price (to
2004); Vice President of Finance, Rent-A-Center,
Inc. (to 2003)

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Capital Opportunity Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
President, Capital Opportunity Fund	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Analyst, Mellon Growth
Advisors and Fidelity Management and Research
(to 2003)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer,	T. Rowe Price; Vice President, T. Rowe Price
Capital Opportunity Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Trust Company

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc., and T. Rowe Price Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Capital Opportunity Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Capital Opportunity Fund	T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Healthcare Equity Analyst,
Putnam Investments (to 2004); student, Harvard
Business School (to 2003)

Timothy E. Parker (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President, Capital Opportunity Fund	President, T. Rowe Price and T. Rowe Price
Group, Inc.

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Director of Investment
Banking, UBS Investment Bank (to 2004)

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly student, The Wharton
Business School, University of Pennsylvania
(to 2004); Equity Analyst Intern, Wellington
Management Company, LLP (to 2003); consul-
tant, Sibson Management Consulting (to 2002)

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Capital Opportunity Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008